Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[****]”

Exhibit 10.1

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This CONSENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT (this “Consent and Amendment”), is dated as of July 30, 2021 and is entered into by and among (a) (i) UNIQURE BIOPHARMA B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275365 (“uniQure Bio”), (ii) UNIQURE, INC., a Delaware corporation (“US Borrower” and together with uniQure Bio hereinafter collectively referred to as “Borrower”), (iii) UNIQURE IP B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275369 (“uniQure IP”), and (iv) UNIQURE N.V. (formerly uniQure B.V.), a public limited company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 54385229 (“uniQure Holdings” and, together with Borrower and uniQure IP, the “Obligors”), (b) HERCULES CAPITAL, INC., a Maryland corporation in its capacity as administrative agent for itself and the Lender (as defined herein) (in such capacity, “Agent”), and (c) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”).   Capitalized terms used herein without definition shall have the same meanings given them in the Amended Loan Agreement (as defined below).

RECITALS

A.WHEREAS, Obligors, Agent and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of May 6, 2016, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement dated as of December 6, 2018, and as further amended by Amendment No. 2 to Second Amended and Restated Loan and Security Agreement dated as of January 29, 2021 (as so amended and as may further be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money;

B.WHEREAS, uniQure Holdings has entered into that certain Sale and Purchase Agreement by and among uniQure Holdings (the “Corlieve Sale and Purchase Agreement”), as purchaser, the shareholders of Corlieve Therapeutics SAS, a société par actions simplifiée formed under the laws of France (“Corlieve”) party thereto, as sellers, and the holder representative thereunder, pursuant to which uniQure Holdings will acquire all of the shares of Corlieve (the “Acquisition”);

C.WHEREAS, Borrower has requested that (i) Agent and Lender consent to the transactions to be consummated on the “Closing Date” (as defined in the Corlieve Sale and Purchase

Agreement) (such transactions, the “Corlieve Closing Date Transactions”), and (ii) Lender make certain amendments to the Loan Agreement in connection with the Corlieve Sale and Purchase Agreement; and

D.WHEREAS, (i) Agent and Lender have agreed to consent to the Acquisition, and (ii) Obligors and Lender have agreed to amend the Loan Agreement, upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.CONSENT TO ACQUISITION. Subject to the satisfaction of the conditions specified in Section 5 hereof, Agent and Lender hereby (i) consent to the Acquisition, and (ii) agree, notwithstanding anything to the contrary in Section 7.9 of the Loan Agreement, that the Corlieve Closing Date Transactions are permitted under Section 7.9 of the Loan Agreement.

2.AMENDMENTS. In each case subject to the satisfaction of the conditions specified in Section 5 hereof:

2.1.Section 1.1 of the Loan Agreement is hereby amended by inserting the following paragraphs in their appropriate alphabetical order therein:

““Corlieve Closing Date” means the “Closing Date” as defined in the Corlieve Sale and Purchase Agreement.”

““Corlieve Operating Accounts” means one or more Deposit Accounts in France or Switzerland maintained in the name of Corlieve Therapeutics, provided that (a) the aggregate amount on deposit in such Deposit Accounts shall at no time be permitted to exceed €2,500,000 (or the equivalent amount thereof in US Dollars), it being understood and agreed that such amounts may exceed €2,500,000, as a result of cash on the balance sheet of Corlieve Therapeutics as of the Corlieve Closing Date, and (b) amounts on deposit in such Deposit Accounts shall only be used for research and development of the acquired Product (as defined in the Corlieve Sale and Purchase Agreement) and related activities or to make such payments in the ordinary course of business as are required to comply with applicable laws and regulations, including (for the avoidance of doubt) payment of taxes.”

““Corlieve Sale and Purchase Agreement” means that certain Sale and Purchase Agreement, dated as of June 21, 2021, by and among uniQure Holdings, each of the shareholders of Corlieve Therapeutics party thereto and the holder representative thereunder, as in effect as of the Third Amendment Effective Date.”

““Corlieve Therapeutics” means Corlieve Therapeutics SAS, a société par actions simplifiée formed under the laws of France.”

““Free Share Transfer Date” has the meaning given to it in the Corlieve Sale and Purchase Agreement.”

““Free Shares” has the meaning given to it in the Corlieve Sale and Purchase Agreement.”

““Third Amendment Effective Date” means July 30, 2021.”

2.2.The defined term “Permitted Indebtedness” set forth in Section 1.1 of the Loan Agreement is hereby amended to insert the following clause (xv) in appropriate numerical order as follows and to re-number the existing clauses (xv) and (xvi):

“(xv) amounts payable pursuant to the Corlieve Sale and Purchase Agreement following the Corlieve Closing Date;”

2.3.The defined term “Permitted Investment” set forth in Section 1.1 of the Loan Agreement is hereby amended to insert the following clause (xiii) in appropriate numerical order as follows:

“(xiii) Investments permitted by Section 7.20(b).

2.4.Section 7.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Deposit Accounts. No Obligor shall maintain any Deposit Accounts (other than (i) accounts consisting of the proceeds from the Leasehold Financing so long as the aggregate amount in such accounts do not exceed $10,000,000, (ii) payroll, trust or escrow accounts (including any escrow account established in accordance with the terms of the Corlieve Sale and Purchase Agreement) and (iii) the Corlieve Operating Accounts so long as Corlieve Therapeutics has not failed at any time to satisfy any of the conditions set forth in clauses (a) and (b) of the definition of “Corlieve Operating Accounts”), or accounts holding Investment Property, except with respect to which Lender has an Account Control Agreement and/or a right of pledge (subject only to a Lien under clause (xii) of the definition of Permitted Liens); provided however, Obligor shall deliver a completed and executed Perfection Certificate, no later than 30 Business Days after the Restatement Date.”

2.5.Section 3.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a) uniQure Holdings grants to Lender a first ranking right of pledge on its shares in Corlieve Therapeutics, uniQure Bio and uniQure IP;”

2.6.Section 7.15 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“The revenue of Subsidiaries which are not Obligors shall not exceed €250,000 in the aggregate on an annual basis. The fair market value of the assets of Subsidiaries which are not Obligors, excluding the fair market value of the assets of Corlieve Therapeutics, shall not exceed €500,000 in the aggregate at any given time.”

2.7.Section 7 of the Loan Agreement is hereby amended to insert the following Section 7.20 in appropriate numerical order as follows:

““7.20 Covenants Regarding Corlieve Therapeutics.

(a)If requested by the Agent, uniQure Holdings shall promptly execute and deliver in favor of Lender a French-law pledge agreement in respect of the shares of Corlieve Therapeutics owned by uniQure Holdings together with such other related documents and filings as may be reasonably requested by the Agent to perfect or give the highest priority to Lender’s Lien on such shares (in each case in form and substance reasonably satisfactory to the Agent); provided that such additional steps shall in no event include the opening of a special bank account pledged as an accessory to the financial securities account holding the shares on Corlieve Therapeutics owned by uniQure Holdings.

(b)No Obligor shall be permitted to make any Investment in Corlieve Therapeutics or payment pursuant to the Corlieve Sale and Purchase Agreement other than (i) the transactions to be consummated on Corlieve Closing Date; (ii) Investments by any Obligor in Corlieve Therapeutics after the Corlieve Closing Date in an amount not to exceed €20,000,000 in the aggregate, the proceeds of which shall be used for research and development of the acquired Product (as defined in the Corlieve Sale and Purchase Agreement) and reasonably related activities or to make such payments in the ordinary course of business as are required to comply with applicable laws and regulations, including (for the avoidance of doubt) payment of taxes; provided that such Investments under this clause (ii) may not be made until such time as the aggregate amount on deposit in the Corlieve Operating Accounts on or about the Corlieve Closing Date decreases to an amount less than or equal to €2,500,000; and (iii) any other payments required to be made pursuant to the Corlieve Sale and Purchase Agreement (including the purchase of any Free Shares on the Free Share Transfer Date) after the Corlieve Closing Date in an aggregate amount not to exceed €50,000,000.”

2.8.Section 8.2 of the Loan Agreement is hereby amended to insert “Section 7.20(b)” after each reference to Section 7.19.

2.9.Schedule 1 of the Loan Agreement is hereby amended to add the following paragraph 4:

“4.Corlieve Therapeutics SAS, a société par actions simplifiée formed under the laws of France.”

2.10.Exhibit E of the Loan Agreement is hereby amended to add the following row at the end of the table set forth therein:

[****]

2.11.Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Consent and Amendment (the “Amended Loan Agreement”).

3.BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

3.1.Immediately upon giving effect to this Consent and Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date (in all cases without duplication of any standard(s) of materiality contained in the Loan Documents as to such representations and warranties) and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender;

3.2.Borrower has the corporate or other applicable company power and authority to execute and deliver this Consent and Amendment and to perform its obligations under the Amended Loan Agreement;

3.3.	[Reserved.]

3.4.The execution and delivery by Borrower of this Consent and Amendment and the performance by Borrower of its obligations under the Amended Loan Agreement have been duly authorized by all necessary corporate or other applicable company action on the part of Borrower;

3.5.Subject to any matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions delivered to the Lender pursuant to the Loan Agreement, this Consent and Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

3.6.As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Consent and Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Consent and Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.LIMITATION. The amendments set forth in this Consent and Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Amended Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.EFFECTIVENESS. This Consent and Amendment shall become effective upon the satisfaction of all the following conditions precedent (the date of satisfaction of all such conditions precedent, the “Third Amendment Effective Date”):

5.1.Amendment. Obligors, Agent and Lender shall have duly executed and delivered this Consent and Amendment to Lender.

5.2.UCC-3 Amendment. uniQure Holdings shall have caused to be duly filed, or shall have authorized Agent to duly file, an amendment to uniQure Holdings’ existing financing statement on file with the Recorder of Deeds for the District of Columbia updating the collateral description therein to include the shares of Corlieve Therapeutics.

5.3.Payment of Lender Expenses. Borrower shall have paid all reasonable and invoiced Lender expenses (including all reasonable and invoiced attorneys’ fees and reasonable expenses) incurred through the date of this Consent and Amendment in an amount not to exceed $50,000.

6.RELEASE.   In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent and Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.COUNTERPARTS. This Consent and Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Consent and Amendment. This Consent and Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

8.INCORPORATION BY REFERENCE. The provisions of Section 10 (Miscellaneous) of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

9.        LOAN DOCUMENTS. This Consent and Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Consent and Amendment to be executed as of the date first written above.

BORROWERS:

UNIQURE BIOPHARMA B.V.

Signature:	/s/ Christian Klemt
Print Name:	Christian Klemt
Title:	Chief Financial Officer, Director

UNIQURE, INC.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

OBLIGORS:

UNIQURE N.V. (formerly uniQure B.V.)

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

UNIQURE IP B.V.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

Signature Page to Consent and Amendment No. 3 to Loan and Security Agreement

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

By:	/s/ ****
Name:	****
Its:	Associate General Counsel

LENDER:

HERCULES CAPITAL FUNDING TRUST 2018-1

By:	/s/ ****
Name:	****
Its:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1

By:	/s/ ****
Name:	****
It:	Associate General Counsel

Signature Page to Consent and Amendment No. 3 to Loan and Security Agreement